Convertible Bond Loan	12 Months Ended
Dec. 31, 2024
Convertible Bond Loan
Convertible Bond Loan

19. Convertible Bond Loan

On May 25, 2022, Advent SA and UNIFUND entered into an agreement to finance Cyrus with a convertible Bond Loan of €1.0 million. As a part of this transaction, Advent SA offered €0.3 million in bond loans with an annual interest rate of 8%. The term of the loan is three years and there is a surcharge of 2.5% for overdue interest.

Cyrus business relates to the research and experimental development in natural sciences and mechanics, the construction of pumps and hydrogen compressors and the wholesale of compressors. Hydrogen compressors are critical part of the Hydrogen Refueling Stations (HRS) to be used by transport applications. Cyrus has developed a prototype Metal Hydride Compressor which offers unique advantages. The proceeds from the Bond Loan are to cover Cyrus’s working capital needs in the context of its operation and the product development.

Mandatory conversion of the Bond Loan will occur in the event of qualified financing which is equivalent to a share capital increase by Cyrus in the first three years from the execution of the Bond Loan agreement with a total amount over €3 million which is covered by third parties unrelated to the basic shareholders or by investors related to them.

The Company continues to fully reserve the Bond Loan as of December 31, 2024.